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                                                                    Exhibit 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated December 20, 2000, relating to the financial statements of FlashPres, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.

                                                 Liebman, Goldberg & Drogin, LLP

Garden City, NY
December 28, 2000